SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 7, 2004
                                                         ---------------

                                  CIMNET, INC.
              -----------------------------------------------------
              Exact name of registrant as specified in its charter)


        Delaware                    0-22597                     52-2075851
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     (State or other              (Commission                  (IRS Employer
     jurisdiction of               File Number)              Identification No.)
        Formation)



                    946 West Penn Avenue, Robesonia, PA    19551
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (610) 693-3114
                                                           --------------

           ----------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         99.1     Press Release of the Company, dated January 7, 2004.

Item 9.  Regulation FD Disclosure
         ------------------------

         On January 7, 2004, the Company made the announcement contained in the press release furnished as Exhibit 99.1 to the Current Report.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                   CIMNET, INC.



                               By: /s/ John D. Richardson
                                   ----------------------------------------
                                   Name:  John D. Richardson, III
                                   Title: President and Chief Executive Officer



Dated:  January 7, 2004

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